SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material under §240.14a-12

Pax World Funds Series Trust I
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

Pax World Funds

Answering Machine Messages

Meeting Date: Wednesday May 28th, 2014

Toll Free # 1-855-648-2887

AUTOMATED ANSWERING MACHINE MESSAGE

Hello, we are calling with an important message on behalf of Pax World Global Women’s Equality Fund.   You should have received proxy materials in the mail concerning the Special Meeting of Shareholders to be held on May 28th, 2014.

Your participation is very important. To vote over the telephone, call toll-free at 1-855-648-2887 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9am to 6pm ET.  You can also vote via the Internet or Touch-tone Telephone available 24 hours a day.  Please refer to your proxy ballot for further information on these voting methods. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

Pax World Funds

Inbound Closed, Call In Queue

and End of Campaign Script

Meeting Date: Wednesday May 28th, 2014

Toll Free # 1-855-648-2887

INBOUND - CLOSED MESSAGE:

“Thank you for calling the BFDS Proxy Line on behalf of Pax World Global Women’s Equality Fund.  Our offices are now closed.  Please call us back during our normal business hours which are, Monday through Friday, 9:00 AM to 6:00 PM Eastern time.  If you wish to vote sooner, please follow the instructions on your proxy ballot to vote via the Internet or Touch-Tone Telephone which is available 24 hours a day.  Thank you.”

INBOUND - CALL IN QUEUE MESSAGE:

“Thank you for calling the BFDS Proxy Line on behalf of Pax World Global Women’s Equality Fund.  Our proxy specialists are currently assisting other shareholders.  Your call is important to us.  Please continue to hold and your call will be answered in the order in which it was received.”

END OF CAMPAIGN MESSAGE:

“Thank you for calling the BFDS Proxy Line on behalf of Pax World Global Women’s Equality Fund.  The Special Meeting of Shareholders has been held and as a result, this toll free number is no longer in service for proxy related shareholder calls.

If you have questions about your account, please contact your Financial Advisor or call Pax World directly at 1-800-372-7827. Thank you for investing with Pax World Mutual Funds.

Pax World Funds

Inbound Script

Meeting Date: Wednesday May 28th, 2014

Toll Free # 1-855-648-2887

Greeting:

Hello, thank you for calling the Pax World Global Women’s Equality Fund proxy information line. My name is                           , may I have your name please?

Thank you Mr./Ms.                          .   Are you calling regarding the upcoming Special shareholder meeting?

IF YES:

The Board of Trustees recommends a vote “FOR” the proposal.

Would you like to vote along with the recommendations of your Board?  Thank you. For the record, would you please state your full name and mailing address?

Again, my name is                           , a proxy voting specialist on behalf of Pax World Global Women’s Equality Fund.

Today’s date is                            and the time is                            Eastern Time.

Mr./Ms.                           , I have recorded your [FOR] vote, in accordance with the Board’s recommendation with respect to the proposal as set forth in the proxy materials you received and we will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-855-648-2887. Thank you very much for your participation and have a great day/evening.

IF NO:

How may I help you today?  (Go to Q&A to answer any questions.)

If a non-proxy related question, respond:

Mr./Ms.                           . I apologize I do not have access to that information; please feel free to call Pax World directly at 1-800-372-7827

1

IF Not sure how to vote, you may cast a FOR vote, an AGAINST vote or an ABSTAIN vote on the proposal.

How would you like to cast your vote on the proposal?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is                           , a proxy voting specialist on behalf of Pax World Global Women’s Equality Fund.

Today’s date is                            and the time is                            Eastern Time.

Mr./Ms.                           , I have recorded your vote to (repeat vote intention) with respect to the proposal as set forth in the proxy materials you received.  We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-855-648-2887. Thank you very much for your time and your vote.  We hope you have a great day/evening.

What I am being asked to vote on?

Proposal 1: To approve an Agreement and Plan of Reorganization (the “Agreement”) by and among Pax World Funds Series Trust I, on behalf of its Pax World Global Women’s Equality Fund series (the “Target Fund”), Pax World Funds Series Trust III, on behalf of its Pax Ellevate Global Women’s Index Fund series (the “Acquiring Fund”) and Pax World Management LLC (“Adviser”). Under the Agreement, the Target Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund. Shares of each class of the Acquiring Fund will be distributed proportionately to shareholders of the relevant class of the Target Fund.

2

Outbound Script

Meeting Date: Wednesday May 28th, 2014

Toll Free # 1-855-648-2887

Hello, is Mr./Ms.                            available?

IF YES:

Hi Mr./Ms.                           , my name is                            and I am calling on a recorded line on behalf of your investment in the Pax World Global Women’s Equality Fund.

The fund sent you proxy materials requesting that you vote your eligible shares prior to the upcoming Special Shareholder meeting scheduled to be held on May 28th, 2014.

Your Board of Trustees has recommended you vote YES on the proposal and we are calling to ask if you would like to vote along with the recommendations of your board.

IF Shareholder NOT AVAILABLE:

Is there a better time to reach Mr./Ms.                          ?  (IF YES) Make note & set up call back time.

IF YES:

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is                           , a proxy voting specialist on behalf of Pax World Global Women’s Equality Fund.

Today’s date is                            and the time is                            Eastern Time.

Mr./Ms.                           , I have recorded your [FOR] vote, in accordance with the Board’s recommendation with respect to the proposal as set forth in the proxy materials you received.

We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-855-648-2887 Monday-Friday 9am-6pm ET. Thank you very much for your time and your vote.  We hope you have a great day/evening.

IF Not sure how to vote, you may cast a FOR vote, an AGAINST vote or an ABSTAIN vote on the proposal.

How would you like to cast your vote on the proposal?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is                           , a proxy voting specialist on behalf of Pax World Global Women’s Equality Fund.

Today’s date is                            and the time is                            Eastern Time.

Mr./Ms.                           , I have recorded your vote to (repeat vote intention) with respect to the proposal as set forth in the proxy materials you received.  We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-855-648-2887, Monday-Friday 9am-6pm EST. Thank you very much for your time and your vote.  We hope you have a great day/evening.

What I am being asked to vote on?

Proposal 1: To approve an Agreement and Plan of Reorganization (the “Agreement”) by and among Pax World Funds Series Trust I, on behalf of its Pax World Global Women’s Equality Fund series (the “Target Fund”), Pax World Funds Series Trust III, on behalf of its Pax Ellevate Global Women’s Index Fund series (the “Acquiring Fund”) and Pax World Management LLC (“Adviser”). Under the Agreement, the Target Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund. Shares of each class of the Acquiring Fund will be distributed proportionately to shareholders of the relevant class of the Target Fund

If materials not received:

I can resend the materials to you. Do you have an email address this can be sent to?

(IF YES: Type email addresses in the notes and read it back phonetically to the shareholder)

(IF NO: Continue with standard script)  Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)

Thank you. You should receive these materials shortly.  Included in the email will be instructions to inform you of the methods available to you to cast your vote, one of which is to call us back at 1-855-648-2887 Monday-Friday 9am-6pm EST.

Pax World Global Women’s Equality Fund

Special Meeting of Shareholders on May 28, 2014

PLEASE VOTE NOW

Dear Shareholder:

You recently received proxy materials regarding your position(s) held in the Pax World Global Women’s Equality Fund.  The Special Meeting of Shareholders will be held on May 28, 2014.

Our records indicate we have not received your vote for this Special Meeting. Your vote is important, no matter how many shares you own.  In order for your vote to be represented, we must receive your instructions prior to the meeting date.  A majority of the shares of the Fund must be present in person or by proxy in order to vote on the proposal at the Special Meeting. We urge you to act promptly in order to allow us to obtain sufficient votes.

For the reasons set forth in the proxy material previously delivered to you, the Board of Trustees recommends that you vote in FAVOR of the proposal.

Voting is quick and easy!  Please use one of the following options today to record your vote:

•                You may vote your proxy via the Internet.  Just follow the instructions printed on your proxy card.

•                You may vote via touch-tone phone by dialing the toll free number printed on your proxy card.

•                You may cast your vote by mail.  Sign, date and vote your proxy card and enclose it in the postage paid envelope provided in this package, allowing sufficient time for receipt by the Fund prior to May 28, 2014.

Your vote is very important!  Your immediate response will help avoid potential delays and additional expenses associated with soliciting shareholder votes.

Thank you for your prompt attention to this matter.

Sincerely,

Pax World Mutual Funds

00105798-OBO

Pax World Global Women’s Equality Fund

Special Meeting of Shareholders on May 28, 2014

PLEASE VOTE NOW

Dear Shareholder:

You recently received proxy materials regarding your position(s) held in the Pax World Global Women’s Equality Fund.  The Special Meeting of Shareholders will be held on May 28, 2014.

Our records indicate we have not received your vote for this Special Meeting. Your vote is important, no matter how many shares you own.  In order for your vote to be represented, we must receive your instructions prior to the meeting date.  A majority of the shares of the Fund must be present in person or by proxy in order to vote on the proposal at the Special Meeting. We urge you to act promptly in order to allow us to obtain sufficient votes.

For the reasons set forth in the proxy material previously delivered to you, the Board of Trustees recommends that you vote in FAVOR of the proposal.

Voting is quick and easy!  Please use one of the following options today to record your vote:

•                You may vote your proxy via the Internet.  Just follow the instructions printed on your proxy card.

•                You may vote via touch-tone phone by dialing the toll free number printed on your proxy card.

•                To cast your vote with a Representative please call us toll free at 1-855-648-2887.

•                You may cast your vote by mail.  Sign, date and vote your proxy card and enclose it in the postage paid envelope provided in this package, allowing sufficient time for receipt by the Fund prior to May 28, 2014.

Your vote is very important!  Your immediate response will help avoid potential delays and additional expenses associated with soliciting shareholder votes.

Thank you for your prompt attention to this matter.

Sincerely,

Pax World Mutual Funds

00105798 REG/NOBO